            SECURITIES AND EXCHANGE COMMISSION

                 WASHINGTON, D. C.   20549

                       ---------------

                           FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of THE SECURITIES EXCHANGE ACT OF
1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 13, 1995

                   GILBERT ASSOCIATES, INC.
- --------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

   Delaware                       0-12588                  23-2280922
- ---------------                ------------         ---------------------
(State of Incorporation)   (Commission File No.)   (IRS Employer I.D. No.)

P.O. Box 1498, Reading, Pennsylvania                          19603
- ------------------------------------------------             --------
(Mailing address of principal executive offices)             (Zip Code)

                               (610) 775-5900
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            (Registrant's telephone number, including area code)
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Item 5:  Other Events.

News Release
Gilbert Associates, Inc.
P.O. Box 1498, Reading, PA 19603
(610) 775-5900  FAX (610) 775-5047


FOR IMMEDIATE RELEASE, March 13, 1995

FOR FURTHER INFORMATION:  James R. Itin, VP/CFO

Reading, PA...Gilbert Associates, Inc. (OTC), announced that the Board of Directors has authorized the company to repurchase up to $15,000,000 worth of its common stock. The repurchases will be made from time to time in the open market as well as from company employees. The $15,000,000 program replaces the previously announced $6,000,000 Class A common stock repurchase program.


                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GILBERT ASSOCIATES, INC.
                                        (Registrant)


                                     /s/J.R. Itin
                                        J.R. Itin
                                        Vice President and
                                        Chief Financial Officer


Date:  March 13, 1995